Exhibit 10.3

Execution Version

ALEXZA PHARMACEUTICALS, INC.

STOCK ISSUANCE AGREEMENT

THIS STOCK ISSUANCE AGREEMENT (this “Agreement”) is made as of February 23, 2016, by and among Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company”), with its principal office at 2091 Stierlin Court, Mountain View, California 94043, and Teva Pharmaceuticals USA, Inc. (“Teva”).

RECITALS

WHEREAS, the Company and Teva have entered into an Amended and Restated Promissory Note and Agreement to Lend of even date herewith (the “Note”);

WHEREAS, as of the date hereof, the Outstanding Advanced Amount (as defined in the Note) under the Note is $25,000,000;

WHEREAS, the Company has agreed to issue to Teva the Stock (as defined below) as consideration for a reduction of the Outstanding Advanced Amount (as defined in the Note) by $5,000,000 and forgiveness of all accrued and unpaid interest;

WHEREAS, the Company and Teva are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act (as defined herein), and/or Rule 506 of Regulation D, as promulgated by the SEC (as defined herein) under the Securities Act (“Regulation D”); and

WHEREAS, at the Closing (as defined herein), the Company desires to issue the Stock upon the terms and conditions stated in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

AUTHORIZATION AND SALE OF COMMON SHARES AND WARRANTS

1.1.Authorization. The Company has authorized the issuance of 2,172,886 shares (the “Stock”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) pursuant to this Agreement.

1.2.Issuance of Stock. At the Closing, subject to the terms and conditions of this Agreement, including without limitation, the conditions set forth in Article 5 and Article 6 of this Agreement, the Company shall issue the Stock to Teva as consideration for a reduction in the Outstanding Advanced Amount by $5,000,000 and forgiveness of all accrued and unpaid interest.

ARTICLE 2

CLOSING DATES; DELIVERY

2.1 Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in

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Article 5 and Article 6 of this Agreement, the issuance of the Stock hereunder (the “Closing”) shall be held at the offices of Cooley llp (“Cooley”), 380 Interlocken Crescent, Suite 900, Broomfield, Colorado 80021, at 10:00 a.m. local time on the date hereof, or at such other time and place upon which the Company and Teva shall agree. The date of the Closing is hereinafter referred to as the “Closing Date.”

2.2 Delivery. At the Closing, the Company will deliver or cause to be delivered to Teva a certificate representing, or evidence of the uncertificated shares of, the Stock issued to Teva. Such delivery shall be against Teva’s reduction of the Outstanding Advanced Amount by $5,000,000 and forgiveness of all accrued and unpaid interest.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Teva on and as of the date hereof:

3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company, its properties or assets or the business of the Company as currently conducted (a “Material Adverse Effect”).

3.2 Subsidiaries. Except as disclosed in the SEC Documents (as defined herein), the Company does not own or control any equity security or other interest of any corporation, limited partnership or other business entity. All of the direct and indirect subsidiaries of the Company are set forth in the SEC Documents (the “Subsidiaries”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

3.3 Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to issue the Stock and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally. The execution and delivery of this Agreement does not, the performance of this Agreement and the compliance with the provisions hereof will not, and the issuance and delivery of the Stock by the Company will not, materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate”), or the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), or any statute, law, rule or regulation or any state or federal order, judgment or decree to which the Company or any of its properties is subject. Except as disclosed in the SEC Documents, there are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s knowledge, between or among any of the Company’s

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stockholders.

3.4 Issuance and Delivery of the Stock. The Stock has been duly authorized, and when issued in compliance with the provisions of this Agreement and the Restated Certificate, the Stock will be validly issued, fully paid and nonassessable. The issuance and delivery of the Stock is not subject to preemptive or any other similar rights of the stockholders of the Company or to any liens or encumbrances. Assuming the accuracy of the representations and warranties of Teva in this Agreement, the Stock will be issued in compliance with all applicable federal and state securities laws.

3.5 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “SEC”) under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes). Except as disclosed in the SEC Documents, since December 31, 2013, the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records. Except as disclosed in the SEC Documents, the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company). The Company has not issued any equity securities to any officer, director or affiliate, except (a) Common Stock issued pursuant to existing Company stock option, restricted stock unit or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Documents, (b) Common Stock issued pursuant to other existing agreements disclosed in the SEC Documents or (c) otherwise as disclosed in the SEC Documents. The Company has no liabilities or obligations required to be disclosed in the SEC Documents that are not so disclosed in the SEC Documents, which, individually or in the aggregate, would have or reasonably be expected to have a Material Adverse Effect.

3.6 Authorized Capital Stock. The authorized capital stock of the Company consists of (a) 200,000,000 shares of Common Stock, $0.0001 par value, of which, as of February 19, 2016, 19,577,729 shares were outstanding, and (b) 5,000,000 shares of Preferred Stock, $0.0001 par value, none of which shares are currently outstanding. Except as disclosed in the SEC Documents and as contemplated by this Agreement, there are no outstanding warrants, debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound, options (other than options issued pursuant to the Company’s equity incentive plans subsequent to December 31, 2014), convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind. No shares of the Company’s outstanding capital stock are subject to preemptive rights or any other similar rights. Except as disclosed in the SEC Documents, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the

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Securities Act. There are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Stock. Except as disclosed in the SEC Documents, the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

3.7 Foreign Corrupt Practices Act.  Neither the Company nor any of the Company’s directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person.  Neither the Company nor any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation.  The Company further represents that it has maintained, and has caused each of its subsidiaries and affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law. Neither the Company, or, to the Company’s knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law (collectively, “Enforcement Action”).

3.8 Disclosure. The information contained in the Exchange Act Documents as of the date hereof does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes herein, “Exchange Act Documents ” are the documents filed by the Company under the Exchange Act, since the end of the Company’s 2014 fiscal year through the date hereof, including, without limitation, its most recent annual report on Form 10-K. The Company confirms that neither it nor any of its officers or directors nor any other person acting on its or their behalf has provided, and it has not authorized any other party to provide, Teva or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of this Agreement, the Note and the proposed transactions hereunder and thereunder may constitute such information, all of which will be disclosed by the Company in, prior to, or contemporaneously with, the filing contemplated by Section 7.7 hereof. The Company understands and confirms that Teva will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement, the Note (if disclosed concurrently with this Agreement) and related transactions and as may be disclosed in the Current Report on Form 8-K filed by the Company.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS OF TEVA

Teva hereby represents and warrants to and agrees with the Company on and as of the date hereof:

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4.1 Authorization. Teva represents and warrants to the Company that: (a) Teva has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to acquire the Stock and to carry out and perform all of its obligations under this Agreement and the Note; and (b) this Agreement constitutes the legal, valid and binding obligation of Teva, enforceable against Teva in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

4.2 Investment Experience. Teva is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Teva is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. Teva has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Stock.

4.3 Investment Intent. Teva is acquiring the Stock for its own account as principal and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Teva understands that its acquisition of the Stock has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Teva’s investment intent as expressed herein. Teva, in connection with its decision to acquire the Stock, has relied solely upon the SEC Documents and the representations and warranties of the Company contained herein.

4.4 Registration or Exemption Requirements. Teva further acknowledges and understands that the Stock may not be resold or otherwise transferred except pursuant to an effective registration statement filed under the Securities Act or pursuant to an available exemption from registration.

4.5 Dispositions.

(a) Teva will not, if then prohibited by law or regulation: (i) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Stock; or (ii) engage in any hedging or other transaction (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities) which is designed or could reasonably be expected to lead to or result in a Disposition of all or any portion of the Stock by Teva or an affiliate. In addition, Teva agrees that for so long as it owns any portion of the Stock, it will not enter into any Short Sale of the Common Stock executed at a time when Teva has no equivalent offsetting long position in the Common Stock. For purposes of determining whether Teva has an equivalent offsetting long position in the Common Stock, shares of Common Stock that Teva is entitled to receive within 60 days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by Teva.

(b) Teva has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Teva, engaged in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) since the time that Teva was first contacted by the Company or any other Person regarding the transactions contemplated hereby. Teva covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

For purposes of this Section 4.5, (i) “Person” shall include, without limitation, any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability

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company or joint stock company and (ii) “Short Sales ” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

4.6 No Legal, Tax or Investment Advice. Teva understands that nothing in this Agreement or any other materials presented to Teva in connection with its acquisition of the Stock or the Note constitutes legal, tax or investment advice. Teva has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Stock and the Note.

4.7 Confidentiality. Except as required by applicable law or stock exchange rules or regulations, Teva will hold in confidence all information concerning this Agreement, the Note and the placement of the Stock hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement, the Note and the placement of the Stock hereunder or (b) this Agreement and the Note are terminated, except that the obligation of confidentiality shall not extend to information that (i) is or was already in Teva’s possession prior to its being furnished to Teva by or on behalf of the Company; (ii) has become generally available to the public other than as a result of a disclosure by Teva; (iii) has become available to Teva on a non-confidential basis from a source other than the Company or its representatives, and (iv) is requested or required by Teva’s advisory clients in connection with the consummation of this Agreement, which clients are subject to confidentiality agreements as least as restrictive as those contained in this Agreement.

4.8 Residency. Teva’s executive offices in which its investment decision was made are in the jurisdiction indicated below Teva’s name Section 9.6 hereof.

4.9 Bad Actor” Matters.  Teva hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) is applicable to such Investor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.  Teva hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to Teva or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.  For purposes of this Section 4.9, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of such Teva’s securities for purposes of Rule 506(d) of the Act

4.10 Governmental Review. Teva understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Stock.

4.11 Legend.

(a) Teva understands that, until such time as the Stock may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Stock may bear restrictive legends in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Stock):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE

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UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE ACT.”

(b) The Company agrees that at such time as such legend is no longer required under this Section 4.11, it will, no later than three business days following the delivery by Teva to the Company or the Company’s transfer agent of a certificate representing the Stock issued with a restrictive legend, deliver or cause to be delivered to Teva a certificate representing such shares that is free from any legend referring to the Securities Act. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Stock subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to Teva by crediting the account of Teva’s prime broker with the Depository Trust Company.

(c) Teva agrees that the removal of the restrictive legend from certificates representing Stock as set forth in this Section 4.11 is predicated upon the Company’s reliance that Teva will sell any Stock pursuant to either (i) the registration requirements of the Securities Act and Teva shall have delivered a current prospectus in connection with such sale (if required under the Securities Act) or Teva shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale in accordance with Rule 172 under the Securities Act (“Rule 172”) or (ii) pursuant to an available exemption from registration.

(d) The restrictive legend set forth in Section 4.11(a) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at the Depository Trust Company or in physical certificated shares, if appropriate, if (i) the Stock is registered for resale under the Securities Act (provided that, if Teva is selling pursuant to the effective registration statement registering the Stock for resale, Teva agrees to only sell the Stock during such time that such registration statement is effective and Teva is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); or (ii) the Stock is sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company); or (iii) the Stock is eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.

ARTICLE 5

CONDITIONS TO CLOSING OBLIGATIONS OF TEVA

Teva’s obligation to acquire the Stock at the Closing is, at the option of Teva, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

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5.1 Representations and Warranties. The representations and warranties made by the Company in Article 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by the Company in Article 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3 Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

ARTICLE 6

CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY

The Company’s obligation to issue the Stock at the Closing is, at the option of the Company, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

6.1 Representations and Warranties. The representations and warranties made by Teva in Article 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by Teva in Article 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

6.2 Covenants. All covenants, agreements and conditions contained in this Agreement and the Note to be performed by Teva on or prior to the Closing Date shall have been performed or complied with in all material respects.

ARTICLE 7

COVENANTS

7.1 Compliance with Securities Laws. Teva will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Stock purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

7.3 Stop Transfer Restrictions. The Company hereby agrees, for the benefit of Teva, that it will not register any transfer of the Stock not made pursuant to an effective registration statement filed under the Securities Act or pursuant to an available exemption from registration.

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7.4 Delivery of Certificate. Within a reasonable time following the Closing Date, the Company shall have delivered to Teva a duly executed certificate for, or evidence of uncertificated shares of, the Stock.

7.5 Reporting Requirements.

(a) With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Stock to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) so long as Teva owns Stock, to furnish to Teva upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

7.6 Blue Sky. The Company agrees to timely file a Form D with respect to the Stock if required under Regulation D. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Stock.

7.7 Current Report on Form 8-K. The Company shall timely file a Current Report on Form 8-K regarding this Agreement, the Note and the issuance of the Stock.

7.8 Delivery of Purchaser Questionnaire. Upon the reasonable request of the Company, Teva shall deliver to the Company within a reasonably prompt time, a customary questionnaire with respect to Teva’s ownership of the Company’s securities and certain other customary matters.

ARTICLE 8

RESTRICTIONS ON TRANSFERABILITY OF STOCK;

COMPLIANCE WITH SECURITIES ACT

8.1 Restrictions on Transferability. The Stock shall not be transferable in the absence of an effective registration statement filed under the Securities Act or pursuant to an available exemption from registration. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Stock in order to enforce the foregoing restrictions.

8.2 Transfer of Stock.

(a) Teva agrees that it will not effect any disposition of the Stock that would constitute a sale within the meaning of the Securities Act, except:

(i) in accordance with an effective registration statement filed under the Securities Act, in which case Teva shall have delivered a current prospectus in connection with such sale (if required under the Securities Act) or Teva shall have confirmed that a current prospectus is deemed to be delivered

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in connection with such sale in accordance with Rule 172; or

(ii) in a transaction exempt from registration under the Securities Act, in which case such Teva shall, prior to effecting such disposition, submit to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the proposed transaction is in compliance with the Securities Act.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by Teva transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of Teva; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if such transferee were the original Teva hereunder.

ARTICLE 9

MISCELLANEOUS

9.1 Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and Teva.

9.2 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of New York without any regard to conflicts of laws principles.

9.3 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or Teva and the Closing.

9.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Upon a permitted transfer of Teva’s Stock on the books of the Company in accordance with the terms of Sections 8.2(a)(iii) or 8.2(b), Teva may assign this Agreement to the permitted transferee upon prior written notice to the Company. Except as set forth in the previous sentence, Teva shall not assign this Agreement without the prior written consent of the Company. The Company shall not assign or otherwise transfer this Agreement without the prior written consent of Teva; provided, however, that the Company may assign or otherwise transfer this Agreement without the consent of Teva to an entity that acquires all or substantially all of the business or assets of the Company, whether by merger, acquisition or otherwise.

9.5 Entire Agreement; No Inconsistent Agreements. This Agreement (including all schedules and exhibits hereto) and the Note constitute the full and entire understanding and agreement between the parties with regard to the subjects thereof. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to Teva in this Agreement or otherwise conflicts with the provisions hereof.

9.6 Notices. Any notice or communication required or permitted under this Agreement shall be in writing in the English language, delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by internationally-recognized courier or sent by registered or certified mail, postage prepaid to the following addresses of the parties hereto (or such other address as a party hereto may at any time thereafter specify by like notice):

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To the Company: Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, CA 94043, USA Telephone: + 1-650-944-7000 Facsimile: + 1-650-944-7988 Attention: Chief Executive Officer	To Teva:
with a copy to: Cooley LLP 380 Interlocken Crescent, Suite 900 Broomfield, CO 80021, USA Telephone: +1-720-566-4000 Facsimile: +1-720-566-4099 Attention: Brent D. Fassett	with a copy to:

Any such notice shall be deemed to have been given (a) when delivered if personally delivered; (b) on the next business day after dispatch if sent by confirmed facsimile or by internationally-recognized overnight courier; and/or (c) on the fifth business day following the date of mailing if sent by mail or other internationally-recognized courier.

9.7 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be treated the same as original signatures.

9.9 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.10 Currency. All references to “dollars” or “$” in this Agreement shall be deemed to refer to United States dollars.

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Exhibit 10.3

Execution Version

     IN WITNESS WHEREOF, the undersigned has caused its duly authorized officer to execute this Agreement as of the date first above written.

ALEXZA PHARMACEUTICALS, INC.

By:/s/ Thomas B. King

    Thomas B. King

    Chief Executive Officer

Teva Pharmaceuticals USA, Inc.

By:/s/ Deborah A. Griffin

Name: Deborah A. Griffin

Title: SVP & Chief Accounting Officer

By: /s/ Jamie Berlanska

Name: Jamie Berlanska

Title: Vice President Finance & Controller

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

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